UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2023
(Date of earliest event reported)

Fortrea Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41704	92-2796441
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Moore Drive
Durham,	North Carolina	27709
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number including area code) 877-495-0816

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class         Trading Symbol Name of exchange on which registered
Common Stock, $0.001 par value FTRE The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
On June 12, 2023, Laboratory Corporation of America Holdings (“Labcorp”) issued a press release announcing the pricing of the previously announced offering of senior secured notes due 2030 by Fortrea Holdings Inc. (“Fortrea”), a wholly owned subsidiary of Labcorp, in connection with the previously announced spinoff of Fortrea into a separate publicly traded company. A copy of the press release announcing the offering is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit	Exhibit Name
Exhibit 99.1	Press release dated June 12, 2023 issued by Labcorp
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

***

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K, particularly those relating to the ability to successfully complete the spinoff on a tax-free basis, within the expected time frame or at all are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Actual results could differ materially from expectations expressed or implied in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from such expectations are and will be detailed in (i) with respect to Labcorp, Labcorp’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, including in each case under the heading Risk Factors, and in Labcorp’s other filings with the SEC and (ii) with respect to Fortrea, Fortrea’s registration statement on Form 10 filed with the SEC on May 15, 2023 (as amended and further supplemented). These forward-looking statements are based on management’s current expectations and are subject to certain risks, uncertainty and changes in circumstances including, without limitation, risks related to whether the offering of the Notes will be consummated on the expected terms, or at all; whether the Spinoff will be consummated on the expected terms, or at all and whether Labcorp will be required to pay the funds required by the Special Mandatory Redemption. Neither Labcorp nor Fortrea undertake responsibility for updating these statements, and these statement speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortrea Holdings Inc.

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: June 12, 2023